EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results for Fourth Quarter and Full Year 2008

         Full Year Revenue Increases 61% to $137.0 Million

        Full Year Net Income Increases 94.1% to $18.8 Million

         Generates $49.6 Million in Full Year Free Cash Flow

BUENOS AIRES, Argentina, Feb. 24, 2009 (GLOBE NEWSWIRE) -- MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), host of the largest online commerce platform in Latin America, today reported financial results for the fourth quarter and full year ended December 31, 2008.

Marcos Galperin, President and Chief Executive Officer of MercadoLibre, Inc. commented, "Fiscal year 2008 was a very good year for us. We grew our business on a number of fronts, and despite the global economic slowdown in the latter months of the year, still produced a very solid fourth quarter and only moderately felt the impact of the macro economy on our business. As we enter a new fiscal year, we remain optimistic about our prospects as we remain well positioned to leverage the positive growth trends influencing Internet, broadband and PC penetration rates in Latin America. We believe these trends will allow us to capture additional revenue and grow our total presence as users and content evolve and improve over time."

Financial Results

Fourth Quarter Results Summary

MercadoLibre reported consolidated net revenues for the three months ended December 31, 2008 of $33.4 million, representing a quarterly year over year growth rate of 24.4%. Revenue growth was solid in both the Marketplace and Payments businesses despite a challenging consumer environment and the unfavorable impact of foreign exchange rates changes throughout the quarter. Marketplace revenue grew 23.5% to $26.0 million while Payments revenue grew 27.6% to $7.4 million.

Gross profit grew 28.6% compared with the fourth quarter of 2007 to $27.0 million. Gross profit margin expanded to 80.7% from 78.0% for the prior year period.

Income from operations grew 47.7% to $11.2 million in the fourth quarter, compared to $7.6 million in the fourth quarter of 2007. Operating income margin, defined as income from operations as a percentage of revenues, for the fourth quarter of 2008 was 33.4%.

Net income for the three-month period ending December 31, 2008 was $7.9 million, an increase of 48.8% over the $5.3 million of net income for the same period of 2007. Earnings per share for the quarter were $0.18. Non GAAP net income for the quarter was $4.8 million and Non GAAP earnings per share were $0.11.

Full Year Results Summary

Revenue for the full year ended December 31, 2008 increased 61.0% to $137.0 million compared with $85.1 million for the full year ended December 31, 2007. Marketplace revenue for the full year 2008 grew 57.6% over 2007 to $109.6 million while Payments revenue grew 75.8% to $27.4 million.

Gross profit increased 63.8% to $109.5 million from $66.9 million from the prior year. Gross profit margin expanded to 79.9% from 78.5% for the prior year period.

Operating expenses were $72.0 million in 2008, representing 52.5% of net revenues, compared to $45.2 million during 2007, or 53.1% of revenues.

Income from operations increased 73.2% to $37.5 million from $21.7 million for the year ended December 31, 2007. Operating income margin for the full year increased to 27.4% from 25.4% for the previous year.

Other expenses increased to $8.1 million during 2008, compared with other expenses of $7.2 million in 2007.

The blended tax rate for the fiscal year 2008 was 36.1% compared with 32.8% for the prior year, while the effective tax rate for 2008 and 2007 was 27.7% and 33.2% respectively.

Net income for the full year ended December 31, 2008 was $18.8 million, compared to $9.7 million during 2007, an increase of 94.1%. Earnings per share for the year were $0.43. Non GAAP net income for the year was $18.7 million and Non GAAP earnings per share were $0.42.

Net cash provided by operating activities for 2008 totaled $54.5 million as compared to $6.8 million for 2007, and increase of 706.6%. The main driver for improved operating cash generation was the discounting of credit card receivables from the Payments operation. Free cash flow, a non-GAAP metric defined as net cash provided by operating activities less property, plant and equipment investments, for 2008 totaled $49.6 million compared to $3.7 million for 2007.

As of December 31, 2008, cash and cash equivalents, short-term investments and long-term investments totaled $58.3 million.

Key Performance Metrics

The following table summarizes certain key performance metrics for the year and quarter ended December 31:

                                     Year ended        Three Months
                                    December 31,    ended December 31,
                               ---------------------------------------
 (in millions)                     2007      2008      2007      2008
                               ---------------------------------------
 Total confirmed registered
  users at end of period/year      24.9      33.7      24.9      33.7
 New confirmed registered
  users during period/year          6.7       8.8       1.6       1.7
 Gross merchandise volume      $1,511.5  $2,078.9  $  461.0  $  523.7
 Successful items                  17.5      21.1       4.8       5.8
 ---------------------------------------------------------------------
 Total payment volume          $  158.0  $  255.9  $   56.8  $   55.3
 Total payment transactions         1.3       1.9       0.4       0.5
 ---------------------------------------------------------------------

Conference Call and Webcast

MercadoLibre will host a conference call and audio webcast on February 24, 2009 at 4:30 p.m. Eastern Time. The conference call may be accessed by dialing 719-325-2159 and requesting inclusion in the call for MercadoLibre. The live conference call can be accessed via audio webcast at the investor relations section of the Company's website, at http://investor.mercadolibre.com. An archive of the webcast will be available for one week following the conclusion of the conference call.

Non-GAAP Financial Measures

This press release includes the following financial measures defined as "non-GAAP financial measures" by the Securities and Exchange Commission (SEC). See "Non GAAP Measures of Financial Performance" for more information about these measures.

Definition of Selected Operational Metrics

New confirmed registered users -- Measure of the number of new users who have registered on the MercadoLibre Marketplace and confirmed their registration.

Total confirmed registered users -- Measure of the cumulative number of users who have registered on the MercadoLibre Marketplace and confirmed their registration.

Gross merchandise volume -- Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre Marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Successful items -- Measure of the number of items sold/purchased through the MercadoLibre Marketplace.

Total payment volume -- Measure of total U.S. dollar sum of all transactions paid for using MercadoPago.

Total payment transactions -- Measure of the number of all transactions paid for using MercadoPago.

Gross profit margin -- Defined as gross profit as a percentage of net revenues.

Operating margin -- Defined as income from operations as a percentage of net revenues.

Blended tax rate -- Defined as income and alternative income taxes plus deferred income tax as a percentage of pre-tax income.

Effective tax rate -- Defined as the provision for income taxes as a percentage of pre-tax income.

About MercadoLibre

MercadoLibre is the largest online commerce platform in Latin America. We are market leaders in e-commerce in each of Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Uruguay and Venezuela, based on unique visitors and page views during 2008. Additionally, we have recently launched online trading platforms in Costa Rica, the Dominican Republic and Panama. With a population of over 550 million people and a region with one of the world's fastest-growing Internet penetration rates, we provide buyers and sellers a robust online trading environment that fosters the development of a large and growing e-commerce community. We offer a technological and commercial solution that addresses the distinctive cultural and geographic challenges of operating an online trading platform in Latin America.

The MercadoLibre, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4193

Forward-Looking Statements

Any statements contained in this press release that are not statements of historical fact, including statements about the company's beliefs and expectations, are forward-looking statements and should be evaluated as such. Such forward-looking statements reflect, among other things, the company's current expectations, plans, projections and strategies, anticipated financial results, future events and financial trends affecting the company's business, all of which are subject to known or unknown risk and uncertainties that may cause the company's actual results to differ materially from those expressed or implied by these forward-looking statements, including general market conditions, adverse changes in the company's markets and other risks disclosed in the company filings with the Securities and Exchange Commission. Because of the risks, uncertainties and assumptions, investors should not place undue reliance on any forward-looking statements.

Financial Tables

Consolidated balance sheets

                                          December 31,    December 31,
                                              2008            2007
                                          ------------    ------------
               Assets

 Current assets:
  Cash and cash equivalents               $ 17,474,112    $ 15,677,407
  Short-term investments                    31,639,400      52,300,007
  Accounts receivable, net                   3,856,392       3,211,252
  Funds receivable from customers            2,322,416      29,162,763
  Prepaid expenses                             426,869         283,477
  Deferred tax assets                        1,628,871       3,445,101
  Other assets                               2,953,164         894,163
                                          ------------    ------------
     Total current assets                   60,301,224     104,974,170
 Non-current assets:
  Long-term investments                      9,218,153       1,323,789
  Property and equipment, net                5,940,160       4,143,204
  Goodwill and intangible assets,
   net                                      72,911,546      23,428,646
  Deferred tax assets                           14,270         269,596
  Other assets                               8,353,396         353,395
                                          ------------    ------------
   Total non-current assets                 96,437,525      29,518,630

   Total assets                           $156,738,749    $134,492,800
                                          ------------    ------------

     Liabilities and Shareholders'
      Equity
 Current liabilities:
  Accounts payable and accrued
   expenses                               $ 16,941,173    $  9,278,138
  Funds payable to customers                14,727,891      16,418,177
  Social security payable                    4,387,943       3,778,236
  Taxes payable                              4,989,704       2,493,749
  Loans payable and other
   financial liabilities                    14,963,421       9,713,227
  Provisions                                   299,753          69,979
                                          ------------    ------------
   Total current liabilities                56,309,885      41,751,506
 Non-current liabilities:
  Social security payable                      339,854              --
  Loans payable                              3,050,061              --
  Deferred tax liabilities                   2,556,120              --
  Other liabilities                          1,058,848       1,068,155
                                          ------------    ------------
   Total non-current liabilities             7,004,883       1,068,155
   Total liabilities                      $ 63,314,768    $ 42,819,661
                                          ============    ============

 Commitments and contingencies

 Shareholders' equity:

  Common stock, $0.001 par value,
   110,000,000 shares authorized,
   44,070,367 and 44,226,563
   shares issued and outstanding
   at December 31, 2008 and
   December 31, 2007,
   respectively                                 44,071          44,227
  Additional paid-in capital               119,807,007     121,890,138
  Accumulated deficit                      (15,552,256)    (34,363,917)
  Accumulated other comprehensive
   (loss) income                           (10,874,841)      4,102,691
                                          ------------    ------------
   Total shareholders' equity               93,423,981      91,673,139
                                          ------------    ------------

   Total liabilities and
    shareholders' equity                  $156,738,749    $134,492,800
                                          ============    ============

Consolidated statements of income

                                     Year Ended December 31,
                                   2008          2007          2006
                              ------------  ------------  ------------

 Net revenues                 $137,022,620  $ 85,126,341  $ 52,058,890
 Cost of net revenues          (27,536,573)  (18,272,940)  (12,085,648)
                              ------------  ------------  ------------
 Gross profit                  109,486,047    66,853,401    39,973,242

 Operating expenses:
  Product and technology
   development                  (7,307,008)   (4,369,376)   (3,066,304)
  Sales and marketing          (39,975,307)  (27,598,683)  (23,358,510)
  General and
   administrative              (22,759,931)  (13,223,522)   (8,150,499)
  Compensation Cost
   related to
   acquisitions                 (1,919,870)           --            --
                              ------------  ------------  ------------
   Total operating
    expenses                   (71,962,116)  (45,191,581)  (34,575,313)
                              ------------  ------------  ------------
 Income from operations         37,523,931    21,661,820     5,397,929
                              ------------  ------------  ------------

 Other income (expenses):
  Interest income and
   other financial gains         1,822,385     1,609,403       520,508
  Interest expense and
   other financial
   charge                       (8,442,427)   (2,737,901)   (1,743,315)
  Foreign currency loss         (1,531,144)   (3,106,515)     (391,981)
  Other income
   (expenses), net                  73,159    (3,006,416)   (1,468,220)
                              ------------  ------------  ------------
 Net income before
  income / asset tax
  expense                       29,445,904    14,420,391     2,314,921
                              ------------  ------------  ------------

 Income / asset tax
  expense                      (10,634,243)   (4,727,451)   (1,242,838)
                              ------------  ------------  ------------
 Net income                   $ 18,811,661  $  9,692,940  $  1,072,083
                              ============  ============  ============

 Accretion of preferred
  stock                                 --      (309,299)     (494,878)
                              ------------  ------------  ------------
 Net income available
  to common shareholders      $ 18,811,661  $  9,383,641  $    577,205
                              ============  ============  ============

                                   Year Ended December 31,
                              ----------------------------------------
                                   2008         2007         2006 (1)
                              ------------  ------------  ------------
 Basic EPS
  Basic net income per
   share                      $       0.43  $       0.22  $       0.01
                              ============  ============  ============

  Weighted average
   shares                       44,239,443    25,149,405    13,149,139
                              ============  ============  ============

 Diluted EPS
  Diluted net income
   per common share           $       0.42  $       0.22
                              ============  ============
  Weighted average
   shares                       44,348,950    25,478,336
                              ============  ============

 (1) For the year ended December 31, 2006, the Diluted EPS is equal to the Basic EPS.

                                             Three Months Ended
                                                December 31,
                                             2008             2007
                                         ------------     ------------

 Net revenues                            $ 33,449,739     $ 26,893,586
 Cost of net revenues                      (6,460,230)      (5,903,630)
                                         ------------     ------------
 Gross profit                              26,989,509       20,989,956

 Operating expenses:
  Product and technology
   development                             (2,089,803)      (1,212,344)
  Sales and marketing                      (9,070,276)      (7,969,681)
  General and
   administrative                          (4,671,508)      (4,253,290)
  Compensation Cost
   related to
   acquisitions                                    --               --
                                         ------------     ------------
   Total operating
    expenses                              (15,831,587)     (13,435,315)
                                         ------------     ------------
 Income from operations                    11,157,922        7,554,641
                                         ------------     ------------

 Other income (expenses):
  Interest income and
   other financial gains                      472,317          737,196
  Interest expense and
   other financial
   charge                                  (4,988,757)      (1,049,625)
  Foreign currency loss                     4,158,793       (1,299,995)
  Other income
   (expenses), net                             31,286               --
                                         ------------     ------------
 Net income before
  income / asset tax
  expense                                  10,831,561        5,942,217
                                         ------------     ------------

 Income / asset tax
  expense                                  (2,910,464)        (619,824)
                                         ------------     ------------
 Net income                              $  7,921,097     $  5,322,393
                                         ============     ============

 Accretion of preferred stock                      --          (61,860)
                                         ------------     ------------
 Net income available
  to common shareholders                 $  7,921,097     $  5,260,533
                                         ============     ============

                                             Three Months Ended
                                                  December 31,
                                         -----------------------------
                                             2008             2007
                                         ------------     ------------
 Basic EPS
  Basic net income per
   share                                 $       0.18     $       0.13
                                         ============     ============

  Weighted average
   shares                                  44,264,906       41,226,563
                                         ============     ============

 Diluted EPS
  Diluted net income per
   common share                          $       0.18     $       0.13
                                         ============     ============
  Weighted average shares                  44,369,635       41,375,907
                                         ============     ============

Consolidated statements of cash flows

                                       Year Ended December 31,
                                  2008           2007          2006
                             ------------- ------------- -------------

 Cash flows from operations:
  Net income                 $  18,811,661 $   9,692,940 $   1,072,083
  Adjustments to reconcile
   net income to net cash
   provided by operating
   activities:
    Depreciation and
     amortization                3,335,673     2,307,649     2,016,939
    Foreign currency gains     (7,827,112)            --            --
    Interest expense               300,368            --        96,833
    Realized gains on
     investments               (1,232,036)     (845,398)     (184,094)
    Unrealized losses
     (gains) on investments         57,293     (228,877)      (46,926)
    Stock-based compensation
     expense - stock options         4,719        15,477        33,223
    Stock-based compensation
     expense - restricted
     shares                        105,560        15,966            --
    Stock-based compensation
     LTRP                          839,303            --            --
    Change in fair value of
     warrants                           --     3,045,992     1,269,377
    Deferred income taxes          446,287     (198,368)   (1,291,549)
    Changes in assets and
     liabilities, excluding
     the effect of acquisitions:
      Accounts receivable        4,026,218     (736,431)       403,075
      Funds receivable from
       customers                26,573,209  (15,517,486)   (6,026,226)
      Prepaid expenses           (153,582)        56,399     (207,130)
      Other assets             (1,415,575)     (967,264)       167,593
      Accounts payable and
       accrued expenses         10,610,141     4,282,955     4,651,264
      Funds payable to
       customers                 2,294,847     5,423,976     4,704,108
      Provisions               (1,277,664)     (274,101)     (559,734)
      Other liabilities          (952,169)       689,154        59,518
     Net cash provided by
      operating activities      54,547,141     6,762,583     6,158,354
                             ------------- ------------- -------------
 Cash flows from investing
  activities:
   Purchase of investments   (110,056,368)  (75,267,070)   (4,944,956)
   Proceeds from sale and
    maturity of investments    116,574,567    29,765,780     2,184,822
   Payment for businesses
    acquired, net of cash
    acquired                  (39,181,473)            --            --
   Purchase of intangible
    assets                        (58,238)      (28,748)     (346,365)
   Purchases of property
    and equipment              (4,904,991)   (3,058,813)   (2,097,555)
                             ------------- ------------- -------------
     Net cash used in
      investing activities    (37,626,503)  (48,588,851)   (5,204,054)
                             ------------- ------------- -------------
 Cash flows from financing
  activities:
   Increase in short term
    debt                                --     8,883,104            --
   Decrease in short term
    debt                       (9,137,223)            --       (2,058)
   Loans paid                           --   (9,000,000)   (3,000,000)
   Repurchase of Treasury
    Stock                      (2,598,223)            --            --
   Stock options exercised          83,089        38,576         7,107
   Exercise of warrants                 --       749,991            --
   Issuance of common stock             --    49,573,239            --
 Net cash (used in)
  provided by financing      ------------- ------------- -------------
  activities                  (11,652,357)    50,244,910   (2,994,951)
                             ------------- ------------- -------------
   Effect of exchange rate
    changes on cash and cash
    equivalents                (3,471,576)       115,738       203,840
                             ------------- ------------- -------------
 Net (decrease) increase in
  cash and cash equivalents      1,796,705     8,534,380   (1,836,811)
 Cash and cash equivalents,
  beginning of the year         15,677,407     7,143,027     8,979,838
                             ------------- ------------- -------------
 Cash and cash equivalents,
  end of the year            $  17,474,112 $  15,677,407 $   7,143,027
                             ============= ============= =============

Consolidated statements of cash flows

                                        Year Ended December 31,
                                  2008           2007          2006
                             ------------- ------------- -------------
 Supplemental cash flow
  information:
    Cash paid for interest   $   7,138,402  $  1,572,909  $    851,667
    Cash paid for income
     taxes                       7,921,206     3,864,908     1,916,975
  Non-cash financing
   activities:
    Accretion of preferred
     stock                   $          --  $    309,299  $    494,878
    Conversion of
     mandatorily redeemable
     convertible preferred
     stock into common stock            --    64,385,844            --
    Reclassifications of
     warrants                           --     4,636,456            --
  Acquisition of DeRemate
   and Classified Media
   Group:
    Cash and cash
     equivalents             $     691,632  $         --  $         --
    Funds receivable from
     customers                     117,473            --            --
    Accounts receivable          6,569,098            --            --
    Tax credits                    604,419            --            --
    Other current assets           918,856            --            --
    Non current assets             504,927            --            --
                             ------------- ------------- -------------
    Total assets acquired        9,406,405            --            --
                             ------------- ------------- -------------
    Accounts payable and
     accrued expenses            4,578,830            --            --
    Funds payable to
     customers                     146,191            --            --
    Taxes payable                1,204,479            --            --
    Social security payable        395,112            --            --
    Other liabilities            1,590,371            --            --
    Non current liabilities         14,000            --            --
    Provisions                   1,548,391            --            --
                             ------------- ------------- -------------
    Total liabilities
     assumed                     9,477,374            --            --
                             ------------- ------------- -------------
    Net assets acquired           (70,969)            --            --
                             ------------- ------------- -------------
    Goodwill                    52,638,036            --            --
    Trademarks                   5,622,188            --            --
    Customer lists               1,227,600            --            --
    Non compete agreement          573,484            --            --
    Deferred income tax
     on intangible assets      (2,598,145)            --            --
                             ------------- ------------- -------------
    Total purchase price        57,392,194            --            --
                             ------------- ------------- -------------
    Cash and cash
     equivalents acquired        (691,632)            --            --
                             ------------- ------------- -------------

    Payment for businesses
     acquired, net of
     cash acquired           $  39,181,473  $         --  $         --
                             ============= ============= =============
    Seller financing for
     DeRemate business
     acquisition             $  17,519,088  $         --  $         --
                             ------------- ------------- -------------

The following tables summarize the financial results of our reporting segments

                                Year Ended December 31, 2008
                  ----------------------------------------------------
                                     Marketplaces
                  ----------------------------------------------------
                      Brazil       Argentina    Mexico     Venezuela
                  ------------- ------------ ------------ -----------
 Net revenues     $  50,509,927 $ 18,254,621 $ 12,473,883 $ 21,972,235
 Direct costs      (32,367,689)  (8,710,260)  (7,909,615)  (11,455,690)
                  ------------- ------------ ------------ ------------
 Direct
  contribution       18,142,238    9,544,361    4,564,268   10,516,545

 Operating
  expenses
  and indirect
  costs of net
  revenues
 Income from
  operations

 Other income
  (expenses):
   Interest
    income
   Interest
    expense and
    other
    financial
    results
   Foreign
    exchange
   Other
    expenses,
    net
 Net Income
  before Income
  Tax

                               Year Ended December 31, 2008
                ------------------------------------------------------
                                    Marketplaces
                ------------------------------------------------------
                    Other        Total       Payments    Consolidated
                  Countries
                ------------ ------------- ------------- -------------
 Net revenues   $  6,369,110 $ 109,579,776 $  27,442,844 $ 137,022,620
 Direct costs    (4,184,086)  (64,627,340)  (16,125,594)  (80,752,934)
                ------------ ------------- ------------- -------------
 Direct
  contribution     2,185,024    44,952,435    11,317,250    56,269,686

 Operating
  expenses
  and indirect
  costs of net
  revenues                                                (18,745,754)
 Income from                                              ------------
  operations                                                37,523,932
                                                          ------------

 Other income
  (expenses):
   Interest
    income                                                   1,822,385
   Interest
    expense and
    other
    financial
    results                                                (8,442,427)
   Foreign
    exchange                                               (1,531,144)
   Other
    expenses,
    net                                                         73,160
                                                          ------------
 Net Income
  before Income
  Tax                                                    $  29,445,906
                                                         =============

                               Year Ended December 31, 2007
                   ---------------------------------------------------
                                       Marketplaces
                   ---------------------------------------------------
                     Brazil       Argentina     Mexico     Venezuela
                   ------------ ------------ ------------ ------------
 Net revenues      $ 37,560,419 $ 11,342,792 $  9,628,121 $  7,084,995
 Direct costs       (24,079,798  (5,657,006)  (6,339,762)  (2,713,470)
                   ------------ ------------ ------------ ------------

 Direct
  contribution       13,480,621    5,685,786    3,288,359    4,371,525

 Operating
  expenses
  and indirect
  costs of net
  revenues
 Income from
  operations

 Other income
  (expenses):
   Interest
    income
   Interest
    expense and
    other
    financial
    results
   Foreign
    exchange
   Other
    expenses,
    net

 Net Income
  before income
  / asset tax
  expense

                               Year Ended December 31, 2007
                  ----------------------------------------------------
                                       Marketplaces
                  ----------------------------------------------------
                     Other        Total       Payments    Consolidated
                   Countries
                  ------------ ------------- ----------- -------------
 Net revenues     $  3,901,190 $  69,517,517 $15,608,824 $  85,126,341
 Direct costs      (3,434,102)  (42,224,138) $(10,509,002) (52,733,140)
                  ------------ ------------- ----------- -------------

 Direct
  contribution         467,088    27,293,379   5,099,822    32,393,201

 Operating
  expenses
  and indirect
  costs of net
  revenues                                                (10,731,381)
 Income from                                             -------------
  operations                                                21,661,820
                                                         -------------

 Other income
  (expenses):
   Interest
    income                                                   1,609,403
   Interest
    expense and
    other
    financial
    results                                                (2,737,901)
   Foreign
    exchange                                               (3,106,515)
   Other
    expenses,
    net                                                    (3,006,416)
                                                         -------------
 Net Income
  before income
  / asset tax
  expense                                                $  14,420,391
                                                         =============

                           Three Months Ended December 31, 2008
                   ---------------------------------------------------
                                      Marketplaces
                   ---------------------------------------------------
                      Brazil      Argentina     Mexico     Venezuela
                   ------------ ------------ ------------ ------------
 Net revenues      $ 10,062,014 $  5,070,476 $  2,864,378 $  6,390,457
 Direct costs       (6,127,876)  (2,325,166)  (1,678,670)  (3,314,515)
                   ------------ ------------ ------------ ------------

 Direct
  contribution        3,934,138    2,745,310    1,185,708    3,075,942

 Operating
  expenses
  and indirect
  costs of net
  revenues
 Income from
  operations

 Other income
  (expenses):
   Interest
    income
   Interest
    expense and
    other
    financial
    results
   Foreign
    exchange
   Other
    expenses,
    net

 Net Income
  before Income
  Tax

                           Three Months Ended December 31, 2008
                ------------------------------------------------------
                                      Marketplaces
                ------------------------------------------------------
                   Other         Total       Payments     Consolidated
                 Countries
                ------------ ------------- ------------  -------------
 Net revenues   $  1,659,115 $  26,046,440 $  7,403,299  $  33,449,739
 Direct costs    (1,241,169)  (14,687,396)  (3,311,230)   (17,998,626)
                ------------ ------------- ------------  -------------

 Direct
  contribution       417,946    11,359,044    4,092,069     15,451,113

 Operating
  expenses
  and indirect
  costs of net
  revenues                                                 (4,293,191)
 Income from                                             -------------
  operations                                                11,157,922
                                                         -------------

 Other income
  (expenses):
   Interest
    income                                                     472,317
   Interest
    expense and
    other
    financial
    results                                                (4,988,756)
   Foreign
    exchange                                                 4,158,793
   Other
    expenses,
    net                                                         31,286
                                                         -------------
 Net Income
  before Income
  Tax                                                    $  10,831,562
                                                         =============

                             Three Months Ended December 31, 2007
                    --------------------------------------------------
                                      Marketplaces
                    --------------------------------------------------
                       Brazil       Argentina     Mexico    Venezuela
                    ------------ ------------ ------------ -----------
 Net revenues       $ 11,253,902 $  3,482,976 $  2,710,341 $ 2,403,038
 Direct costs        (6,972,636)  (1,669,608)  (1,841,322)   (860,120)
                    ------------ ------------ ------------ -----------

 Direct
  contribution         4,281,266    1,813,368      869,019   1,542,918

 Operating
  expenses
  and indirect
  costs of net
  revenues
 Income from
  operations

 Other income
  (expenses):
   Interest
    income
   Interest
    expense and
    other
    financial
    results
   Foreign
    exchange
   Other
    expenses,
    net

 Net Income
  before Income
  Tax

                             Three Months Ended December 31, 2007
                  ----------------------------------------------------
                                      Marketplaces
                  ----------------------------------------------------
                     Other         Total       Payments   Consolidated
                   Countries
                  ----------- ------------- ------------ -------------
 Net revenues     $ 1,243,193 $  21,093,450 $  5,800,136 $  26,893,586
 Direct costs       (975,378)  (12,319,064)  (3,735,078)  (16,054,142)
                  ----------- ------------- ------------ -------------

 Direct
  contribution        267,815     8,774,386    2,065,058    10,839,444

 Operating
  expenses
  and indirect
  costs of net
  revenues                                                 (3,542,217)
                                                         -------------
 Income from
  operations                                                 7,297,227
                                                         -------------

 Other income
  (expenses):
   Interest
    income                                                     737,196
   Interest
    expense and
    other
    financial
    results                                                  (792,212)
   Foreign
    exchange                                               (1,299,994)
   Other
    expenses,
    net                                                             --
                                                         -------------
 Net Income
  before Income
  Tax                                                    $   5,942,217
                                                         =============

Non-GAAP Measures of Financial Performance

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) Rules to supplement the company's consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with MercadoLibre's results of operations as the corresponding GAAP measures.

Reconciliation to the most comparable GAAP measure of all non-GAAP financial measures included in this press release can be found in the tables included at the end of this press release.

These non-GAAP measures are provided to enhance investors overall understanding of the company's current financial performance. Specifically, the company believes the non-GAAP measures provide useful information to both management and investors by excluding certain non-recurring compensation expenses and unusual foreign currency effects that may not be indicative of its core operating results, thereby enhancing an investor's ability to make period over period comparisons of the company's results. The company believes the inclusion of these non-GAAP measures provides an element of consistency in the company's financial reporting and uses these measures in internal budgets and models and in determining executive compensation benchmarks.

EBITDA is a common financial measure defined by MercadoLibre as income from operations plus depreciation and amortization.

Free cash flow is defined by MercadoLibre as net cash provided by operating activities less property, plant and equipment investments.

In this press release MercadoLibre also includes each of income from operations, net income, earnings per basic and diluted share, EBITDA, blended and effective tax rates and certain margin percentages for the year and quarter ended December 31, 2008 after excluding (or adding back) the following charges required by GAAP:

Compensation Costs Related to Acquisitions: This amount relates to the purchase price of the shares of CMG and its subsidiaries. Under EITF 95-8 "Accounting for Contingent Consideration Paid to the Shareholders of an Acquired Enterprise in a Purchase Business Combination", we have recognized a contingent consideration paid to former shareholders as compensation for services. Total compensation paid in cash amounts to $1,919,870, for the year ended December 31, 2008. This compensation was paid out in the second quarter of 2008. The following tables show a reconciliation of this exclusion from the GAAP measures to the non GAAP measures.

Long term retention plan compensation: On August 8, 2008, the Board of Directors approved a long-term employee retention program for certain executives based on 2008 performance that will be payable 50% in cash and 50% in MercadoLibre common stock, in addition to their annual salary and bonus. Payments will be made during the first quarter on an annual basis according to the following vesting schedule: year 1 (2009): 17%, year 2 (2010): 22%, year 3 (2011): 27%, year 4 (2012): 34%. The cost for each year is accrued in the full fiscal year immediately preceding the payment date according to the same payment schedule. For example, 17% of the cost of the program was taken by MercadoLibre in 2008.

The US GAAP compensation cost is recognized in accordance with the graded-vesting attribution method and is accrued up to each payment day. The non-GAAP measures for 2008 were calculated based on the simple vesting schedule described above, in which 17% of the cost of the plan vests during the first year. The following tables show a reconciliation of this cost from the GAAP measures to the non-GAAP measures.

Venezuelan foreign currency re-measurement effect: This amount relates to re-measurement of assets and liabilities in U.S. dollars in the Venezuelan statutory Financial Statements. Based on paragraph 27 of FAS 52 "Foreign Currency Translation", the Venezuelan subsidiaries have re-measured the assets and liabilities outstanding at December 31, 2008 in U.S. dollar balances at the parallel exchange rate and translated them to the official exchange rate. The following tables exclude the foreign currency re-measurement effect generated from applying different exchange rates in order to facilitate comparisons to other quarters and to highlight this exchange rate matter.

The following tables provide a reconciliation of certain Non-GAAP financial measures to the most comparable GAAP financial measures.

MELI_F

                --------------------------  --------------------------
                    Year Ended Dec. 31,    Three Months Ended Dec. 31,
                --------------------------  --------------------------
                    2008          2007          2008          2007
                --------------------------  --------------------------
 Income from
  operations    $ 37,523,931  $ 21,661,819  $ 11,157,922  $  7,554,641
 Long term
  retention
  plan
  compensation       475,808            --       255,416           --
 Compensation
  costs
  related to
  acquisitions     1,919,870            --            --            --
                --------------------------  --------------------------
 Non-GAAP
  income
  from
  operations    $ 39,919,609  $ 21,661,819  $ 11,413,339  $  7,554,641
                --------------------------  --------------------------
 Non-GAAP
  income
  from
  operations
  margin               29.1%         25.4%         34.1%         28.1%
                --------------------------  --------------------------

 Depreciation
  and
  Amortization     3,335,673     2,307,649       859,823       639,731
                --------------------------  --------------------------

 Non-GAAP
  EBITDA        $ 43,255,282  $ 23,969,468  $ 12,273,162  $  8,194,372
                --------------------------  --------------------------
 Non-GAAP
  EBITDA
  operating
  margin               31.6%         28.2%         36.7%         30.5%
                ------------  ------------  ------------  ------------

                --------------------------  --------------------------
                    Year Ended Dec. 31,    Three Months Ended Dec. 31,
                --------------------------  --------------------------
                    2008          2007          2008          2007
                --------------------------  --------------------------
 Net income     $ 18,811,663  $  9,692,940  $  7,921,097  $  5,322,393
 Long term
  retention
  plan
  compensation
  net of tax
  effect             407,747            --       188,867            --
 Venezuelan
  foreign
  currency
  re-measurement
  effect         (2,390,963)            --   (3,292,033)            --
 Compensation
  costs
  related to
  acquisitions     1,919,870            --            --            --
                --------------------------  --------------------------
 Non-GAAP net
  income        $ 18,748,317  $  9,692,940  $  4,817,932  $  5,322,393
                --------------------------  --------------------------

                ------------  ------------  ------------  ------------
 Basic net
  income
  per common
  share:        $       0.43  $       0.22  $       0.18  $       0.13
                ------------  ------------  ------------  ------------
 Non-GAAP basic
  net income per
  common share: $       0.42                $       0.11
                ------------  ------------  ------------  ------------

 Shares used in
  basic net
  income
  per share
  calculation:    44,239,443    25,149,405    44,264,906    41,226,563
                ------------  ------------  ------------  ------------

                ------------  ------------  ------------  ------------
 Diluted net
  income
  per common
  share         $       0.42  $       0.22  $       0.18  $       0.13
                ------------  ------------  ------------  ------------
 Non-GAAP
  diluted
  net income
  per common
  share:        $       0.42                $       0.11
                ------------  ------------  ------------  ------------

 Shares used in
  diluted net
  income per
  share
  calculation:    44,348,950    25,478,336    44,369,635    41,375,907
                ------------  ------------  ------------  ------------

                --------------------------  --------------------------
                    Year Ended Dec. 31,    Three Months Ended Dec. 31,
                --------------------------  --------------------------
                    2008          2007          2008          2007
                --------------------------  --------------------------
 Income and
  asset
  tax expense   $ 10,634,243  $  4,727,451  $  2,910,464  $    619,824
 Income taxes
  related with
  long term
  retention
  plan
  compensation        68,061            --        36,536            --
 Income taxes
  related with
  Venezuelan
  foreign
  currency
  effects        (1,231,708)            --   (1,695,896)            --
                ------------  ------------  ------------  ------------
 Non-GAAP
  income
  and asset tax
  expense       $  9,470,596  $  4,727,451  $  1,251,104  $    619,824
                ------------  ------------  ------------  ------------

 Income before
  income taxes  $ 29,445,906  $ 14,420,391  $ 10,831,561  $  5,942,217
 Long term
  retention
  plan
  compensation       475,808            --       255,416            --
 Venezuelan
  foreign
  currency
  re-measurement
  effect         (3,622,671)            --   (4,987,928)            --
 Compensation
  costs
  related to
  acquisitions     1,919,870            --            --            --
                ------------  ------------  ------------  ------------
 Non-Gaap
  income
  before income
  taxes         $ 28,218,913  $ 14,420,391  $  6,099,049  $  5,942,217
                ------------  ------------  ------------  ------------

 Blended tax
  rate (1)             36.1%         32.8%         26.9%         10.4%
                ------------  ------------  ------------  ------------
 Non-GAAP
  Blended
  tax rate (1)         33.6%         32.8%         20.5%         10.4%
                ------------  ------------  ------------  ------------

 Effective tax
  rate (2)(3)          27.7%         33.2%         9.17%         20.4%
                ------------  ------------  ------------  ------------
 Non-Gaap
  Effective
  tax rate
  (2)(3)               29.1%                       16.9%
                ------------  ------------  ------------  ------------

 1) Blended tax rate defined as income and asset tax expense as a percentage of income before income and asset tax
 2) Effective income tax rate defined as the provision for income taxes as a percentage of income before income tax
 3) The effective tax rate does not include the effect of the Mexican
    Tax call Impuesto Empresarial a Tasa Unica (IETU)

                                 ----------------------------
                                      Year Ended Dec. 31,
                                 ----------------------------
                                     2008            2007
                                 ----------------------------
 Net cash provided by
  operating activities           $ 54,547,141    $  6,762,583
 Compensation costs related
  to acquisitions                   1,919,870              --
                                 ----------------------------
 Non-GAAP net cash provided
  by operating activities        $ 56,467,011    $  6,762,583
                                 ----------------------------

 Net cash used in
  investing activities           $(37,626,503)   $(48,588,851)
 Purchase of intangible assets     (1,919,870)             --
                                 ----------------------------
 Non-GAAP net cash used in
  investing activities           $(39,546,373)   $(48,588,851)
                                 ----------------------------

                                 ----------------------------
                                     Year Ended Dec. 31,
                                 ----------------------------
                                    2008             2007
                                 ----------------------------
 Net cash provided by
  operating activities           $ 54,547,141    $  6,762,583
 Less: Purchase of property
  and equipment, net             $ (4,904,991)   $ (3,058,813)
                                 ----------------------------
 Free cash flow                  $ 49,642,150    $  3,703,769
                                 ----------------------------

CONTACT:  MercadoLibre, Inc.
          Investor Relations:
          Pedro Arnt
            +54 (11) 5352 8000
            investor@mercadolibre.com
          Media Relations:
          Lorena Diaz Quijano
            +54 (11) 5352 8026
            lorena.diazquijano@mercadolibre.com